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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  JUNE 5, 1997

                           EASTGROUP PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

MARYLAND                                                      13-2711135*
(State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)       Number)             Identification No.)

                              300 ONE JACKSON PLACE
                             188 EAST CAPITOL STREET
                           JACKSON, MISSISSIPPI 39201
                                 (601) 354-3555
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

* I.R.S. Employer Identification Number of EastGroup Properties, the predecessor to the registrant prior to the Reorganization described in Registration Statement No. 333-24563.

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Item 5.    Other Events.

          Effective on June 5, 1997, EastGroup Properties, a Maryland real estate investment trust (the "Trust"), was merged into EastGroup Properties, Inc., a Maryland corporation (the "Corporation"). The merger (the "Merger") was effected pursuant to the Agreement and Plan of Merger (the "Merger Agreement") set forth as Exhibit A to the Proxy Statement/Prospectus of the Trust and the Corporation contained in Registration Statement No. 333-24563, as amended (the "Registration Statement"), and pursuant to which the separate existence of the Trust terminated and the Corporation was the surviving entity of the Merger. At the effective time of the Merger, each issued and outstanding share of beneficial interest of the Trust was converted into one share of common stock, par value $0.0001 per share, of the Corporation, and all properties, assets, liabilities and obligations of the Trust became properties, assets, liabilities and obligations of the Corporation.

          This Report on Form 8-K hereby incorporates by reference the Registration Statement, which sets forth the additional information necessary to reflect any material changes made in connection with or resulting from the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          The exhibit which is filed with this report is set forth in the
Exhibit Index which appears at page 4 of this Report.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Mississippi on June 5, 1997.

                                       EASTGROUP PROPERTIES, INC.

                                       By: /s/N. Keith McKey
                                           -------------------------------------
                                            N. Keith McKey
                                            Executive Vice President,
                                            Chief Financial Officer, Treasurer
                                            and Secretary


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                                  EXHIBIT INDEX

               The following designated exhibit is filed herewith:

Exhibit
--------

2(a) Agreement and Plan of Merger dated April 23, 1997 by and between the Corporation and the Trust. Incorporated by reference to Exhibit 2(a) of the Corporation's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (No. 333-24563), as amended.



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